Harbor International & Global Funds

Supplement to Prospectus dated March 1, 2016
Harbor Diversified International All Cap Fund
The following information regarding Marathon Asset Management LLP (“Marathon-London”), the subadviser for Harbor Diversified International All Cap Fund, has changed:
Effective September 22, 2016, Simon Somerville will join Neil M. Ostrer, William J. Arah, Charles Carter, Nick Longhurst, Michael Godfrey, David Cull and Robert Anstey as portfolio manager for Harbor Diversified International All Cap Fund. Messrs. Ostrer, Arah, Carter, Longhurst, Godfrey, Cull, Anstey and Somerville jointly manage the Harbor Diversified International All Cap Fund.
Mr. Somerville recently joined Marathon-London as Portfolio Manager and will manage a portion of their Japanese investments.
All references in the Prospectus to Messrs. Ostrer, Arah, Carter, Longhurst, Godfrey, Cull and Anstey as joint portfolio managers for Harbor Diversified International All Cap Fund are hereby replaced with references to Messrs. Ostrer, Arah, Carter, Longhurst, Godfrey, Cull, Anstey and Somerville as joint portfolio managers for Harbor Diversified International All Cap Fund.
Principal Investment Strategy
The following replaces the information in the “Principal Investment Strategy” section on page 5 regarding the number of companies the Fund invests in:
This results in a portfolio that generally maintains investment in between 350 and 450 companies.
September 22, 2016
Investors Should Retain This Supplement For Future Reference
S0922.P.IG